Exhibit 10.3

BRITISH COLUMBIA
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Minerals Tenure Act
Section 52

BILL OF SALE ABSOLUTE
INDICATE TYPE OF TITLE	Mineral
MINING DIVISION	Similkameen

SELLER

Douglas H. Hopper 7272 Kingsway Avenue, Suite 907, Burnaby, British Columbia, Canada V5E 1G4 112238 - Client Number.

PURCHASER

Zeolite Exploration Company, 2272 West Seventh Street, Suite 318, Vancouver, British Columbia, Canada V6K 1Y2, telephone no. (604) 731-7040 - Client Number.

For an in consideration of the sum of One Hundred ($100) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of Lease Type	Tenure Number	Percentage of Title being Sold
Cash 5	359687	100%
Cash 6	381904	100%

I declare that I have a good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

May 21, 2002

/s/ Douglas H. Hopper (Signature of Seller) - Douglas H. Hopper
/s/ Alan Brandys (Signature of Witness) Alan W. Brandys